U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 2, 2003
                        (Date of earliest event reported)




                      ELECTRONIC MEDIA CENTRAL CORPORATION
                 (Name of small business issuer in its charter)

                          Commission File No. 0-32345


       California                                            33-0795854
------------------------                              --------------------------
(State of Incorporation)                              (IRS Employer I.D. Number)

                                413 Avenue G, #1
                            Redondo Beach, CA 90277
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

                                  810-318-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

     On July 2, 2003 Caldwell, Becker, Dervin, Petrick & Co., L.L.P., the principal independent accountants of Electronic Media Central Corporation, resigned.

     The report of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. on the financial statements of Electronic Media for each of its fiscal years ended March 31, 2003 and 2002 contained no adverse opinions or disclaimers of opinion, and were not otherwise modified as to audit scope, or accounting principles. The reports of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. on the financial statements of Electronic Media for each of the past two years ended March 31, 2003 and 2002 did, however, contain explanatory paragraphs describing an uncertainty about Electronic Media's ability to continue as a going concern.

     During the past two years and all interim periods prior to July 2, 2003 there were no disagreements between Electronic Media and Caldwell, Becker, Dervin, Petrick & Co., L.L.P., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Caldwell, Becker's satisfaction,
would  have   caused  it  to  make  reference  to  the  subject  matter  of  the disagreements  in  connection  with  its  reports  for  such  periods.

     During the fiscal years ended March 31, 2003 and 2002 and all subsequent interim periods and to July 2, 2003, the date of resignation, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     Electronic Media delivered a copy of this Form 8-K report to Caldwell, Becker, Dervin, Petrick & Co., L.L.P. on July 9, 2003, and requested that Caldwell, Becker, Dervin, Petrick & Co., L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not Caldwell, Becker, Dervin, Petrick & Co., L.L.P. agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. to the SEC dated July 9, 2003.

     On July 9, 2003, Electronic Media engaged Kabani & Company, Inc., as its new principal accountant to audit its consolidated financial statements. Electronic Media has not consulted with Kabani & Company, Inc. on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on Electronic Media's financial statements, or the subject matter of a disagreement on reportable events with the former auditor (as described in Regulation 5-K Item 304(a)(2)).

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(a)     Financial  Statements.
        ----------------------

        None





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
(b)     Exhibits.

        16 Letter of July 9, 2003 of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. agreeing with the statements made in the Form 8-K filed on July 9, 2003 by Electronic Media Central Corporation, concerning Electronic Media's change of principal independent accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ELECTRONIC  MEDIA  CENTRAL  CORPORATION


                                  By:/s/  George  Paul  Morris
                                     -------------------------------------------
                                     George Paul Morris, Chief Executive Officer


Date:  July  9,  2003























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